EXHIBIT 10.10
GRUBB & ELLIS REALTY ADVISORS, INC.
______________, 2006
Grubb & Ellis Company
2215 Sanders Road, Suite 400
Northbrook, Illinois 60062
Ladies and Gentlemen:
     This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the Registration Statement, No. 333-129190, originally filed with the Securities and Exchange Commission on October 21, 2005 (the “Registration Statement”) for the initial public offering (“IPO”) of the securities of Grubb & Ellis Realty Advisors, Inc. (“GERA”) and continuing until the earlier of (i) the consummation by GERA of a “business combination”, or (ii) GERA’s liquidation (each of (i) and (ii), are more fully described in the Registration Statement (such earlier date, the “Termination Date”), Grubb & Ellis Company shall make available to GERA certain general and administrative services including office space, utilities and secretarial support as may be required by GERA from time to time, situated at 2215 Sanders Road, Suite 400, Northbrook, Illinois 60062. In exchange therefor, GERA shall pay Grubb & Ellis Company the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

GRUBB & ELLIS REALTY ADVISORS, INC.

By:

Name: Mark E. Rose
Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

GRUBB & ELLIS COMPANY

By:

Name:
Title: